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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 9, 2001


                       Crown Castle International Corp.
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                   0-24737                  76-0470458
(State or Other           (Commission File           (IRS Employer
Jurisdiction of                Number)               Identification
Incorporation)                                           Number)

                               510 Bering Drive
                                   Suite 500
                               Houston, TX 77057
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (713) 570-3000



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          This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

Item 5. Other Events

          On May 9, 2001, Crown Castle International Corp. issued a press release, which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

          (c) Exhibits

          Exhibit No.       Description

          99.1              Press Release dated May 9, 2001

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        by /s/ Ben Moreland
                                           ------------------------------
                                           Name:  Ben Moreland
                                           Title: Chief Financial Officer

Date: May 9, 2001

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                                 EXHIBIT INDEX

         Exhibit No.       Description

         99.1              Press Release dated May 9, 2001


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